STOCKHOLDERS' AGREEMENT


         This is a STOCKHOLDERS' AGREEMENT ("Agreement"), dated March 6, 2000, among RHEOMETRIC SCIENTIFIC, INC., a New Jersey corporation (the "Company"), ANDLINGER CAPITAL XXVI LLC, a Delaware limited liability company ("Investor"), and AXESS CORP. ("AXESS"). Investor and Axess are sometimes referred to hereinafter individually as a "Stockholder" and collectively as the "Stockholders."

                                   Background
                                   ----------

         The Company, Axess and the Investor have entered into a Securities Purchase Agreement dated the date hereof (the "Securities Purchase Agreement") pursuant to which, among other things, the Company, (i) will sell to the Investor, and the Investor will purchase from the Company, certain shares of and Warrants for Common Stock of the Company, and (ii) will issue to Axess Warrants for certain shares of the Company's Convertible Redeemable Preferred Stock ("Preferred Stock"), upon the terms and subject to the conditions set forth in, the Securities Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement.

         The Stockholders wish to enter into this Agreement to set forth, among other things, certain limitations with respect to their ownership and transfer of Securities upon the terms and subject to the conditions set forth herein.

                                      Terms
                                      -----

         In consideration of the promises, covenants and agreements set forth herein and in the Securities Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto, intending to be legally bound hereby, agrees as follows:

                                 ARTICLE I. Term

         Section 1. Term. This Agreement shall become effective concurrently with the closing of the transactions contemplated by the Securities Purchase Agreement and shall remain in effect for a period of ten years thereafter (such period being the "Term") subject to earlier termination as provided in Section 7.

                              ARTICLE II. Covenants

         Section 2. Covenants. During the Term, without the prior written consent of each of the other Stockholders party hereto, no Stockholder or any Permitted Transferee of such Stockholder shall Transfer any Securities, except

         (a) in the public market in open-market sales made pursuant to a registration statement filed in connection with "demand" or "piggyback" registration rights in transactions registered under the Securities Act and effected after the first anniversary of the Closing Date in accordance with the terms of the Registration Rights Agreement;


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         (b) pursuant to an exemption from registration under Rule 144 under the
Securities Act in transactions effected after the first anniversary of the Closing Date;

         (c) to a Permitted Transferee;

         (d) pursuant to a tender offer made to all the holders of the Company's Common Stock;

         (e) as collateral security in a bona fide arm's-length loan or credit transaction, provided the Stockholder retains the authority to vote such securities in the absence of any default thereunder; and

         (f) pursuant to any transaction approved by the stockholders of the Company (including, without limitation, the reincorporation of the Corporation from New Jersey to Delaware, the "Reincorporation").

         Section 3. Certain Transferees To Be Bound. No Stockholder or Permitted Transferee may effect any Transfer to a Permitted Transferee unless such Permitted Transferee executes an agreement pursuant to which such Permitted Transferee agrees to be bound by the terms and provisions of this Agreement applicable to the transferor. Any purported Transfer in violation of this
Section 2 shall be null and void and of no force and effect and the purported transferee shall have no rights or privileges in or with respect to the Company. The Company shall not register or record or permit a transfer agent to register or record on the stock record books of the Company any purported Transfer to a Permitted Transferee unless and until it has received evidence that such Transfer and the parties thereto have complied with this Section 3. Each Stockholder acknowledges that the shares of Common Stock issued to it in the Reincorporation shall continue to be bound by the restrictions set forth in this Agreement, and agrees to enter into a stockholders agreement in substantially the form of this Agreement effective upon the Reincorporation with respect to such shares of Common Stock issued to such Stockholder.

         Section 4. Other Restrictions May Apply. Each Stockholder (and Permitted Transferee who becomes subject to this Agreement) acknowledges that the restrictions set forth herein are in furtherance and not in limitation of any other restrictions that may be imposed by the Securities Act, the Exchange Act or other U.S. federal securities laws and the rules and regulations thereunder, state securities laws and the rules and regulations thereunder, any other governmental authority or any rules and regulations of The Nasdaq Stock Market, Inc. or the National Association of Securities Dealers, Inc.

                            ARTICLE III. Definitions.

         For purposes of this Agreement, the following terms shall have the following meanings:

         Section 1. Affiliate. An "Affiliate" of a person shall have the meaning set forth in Rule 12b-2 of the Exchange Act as in effect on the date hereof and, in addition, shall include "Associates" (as defined in Rule 12b-2 of the Exchange Act as in effect on the date hereof) of such Person and its Affiliates.


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         Section 2. Common Stock.  "Common Stock" means the common stock, no par value per share, of the Company.

         Section 3. Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder as in effect from time to time.

         Section 4. Permitted Transferee. "Permitted Transferee" means, with respect to each of Investor and Axess,

              (a) in the case of Investor or any Permitted Transferee of Investor or Axess, as the case may be, (i) the members of Investor or the stockholders of Axess, (ii) the spouse or children or grandchildren (in each case, natural or adopted) or any trust for the sole benefit of the spouse or children or grandchildren (in each case, natural or adopted) of any member of Investor or the stockholders of Axess, (iii) the heirs, executors, administrators or personal representatives upon the death of any member of Investor or the stockholders of Axess or upon the incompetency or disability of any member of Investor or the stockholders of Axess for purposes of the protection and management of the assets of such member; and (iv) any Affiliate of Investor or its members or of Axess.

         Section 5. Person. "Person" means any natural person, group, corporation, limited liability company, partnership, business association, trust, firm, government or agency or political subdivision thereof, or other entity of whatever nature.

         Section  6.  Registration   Rights  Agreement.   "Registration   Rights
Agreement" means the Registration Rights Agreement dated the date hereof among the Company and the Stockholders.

         Section 7. Securities. "Securities" means the shares of Common Stock, the Warrant or the Preferred Stock, in each case held by any Stockholder or its Permitted Transferee and all other securities of the Company (or a successor to the Company) received on account of ownership of such shares of Common Stock, including all securities issued in connection with any stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof, including without limitation any securities received on account of such ownership in any merger or consolidation.

         Section 8. Securities Act. "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder as in effect from time to time.

         Section 9. Transfer. "Transfer" means the making of any sale, exchange, assignment, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer of voting rights or any other beneficial interest in any of the Securities, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to such Securities (but excluding changes in the membership of Investor).


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                            ARTICLE IV.  Miscellaneous

         Section  1.  Legends.  Each  certificate  or  instrument   representing
Securities subject to the terms of this Agreement will bear the following legends in addition to any other legend required by law:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS' AGREEMENT AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

         Section 2. Governing Law; Severability. This Agreement shall be governed by the laws of the State of New Jersey without giving effect to conflicts of law principles thereof. If any provision of this Agreement shall be declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions hereof shall remain valid and shall continue in effect.

         Section 3. Binding Effect on Successor. This Agreement shall be binding upon and inure to the benefit of the Company and the Stockholders, and to their respective successors and permitted assigns, including any successors to the Company or the Stockholders or their businesses or assets as the result of any merger, consolidation, reorganization, transfer of assets or otherwise, and any subsequent successor thereto, without the execution or filing of any instrument or the performance of any act.

         Section 4. Specific Performance. The Stockholders and the Company acknowledge and agree that irreparable injury to the other party would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be compensable in damages. It is accordingly agreed that each part hereto (the "Moving Party") shall be entitled to specific enforcement of, and injunctive relief to prevent any violation of the terms hereof, and the other parties hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity. The parties further agree that no bond shall be required as a condition to the granting of any such relief.

         Section 5. No Waiver. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         Section 6. Entire Agreement;  Amendments. This Agreement, together with
the  Securities   Purchase  Agreement  and  other  agreements  entered  into  in connection  herewith and


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therewith,  constitute the entire  understanding  of the parties with respect to the subject matter hereof and thereof. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns. This Agreement shall create any rights on the part of any person not a party hereto.

         Section 7. Termination. This Agreement shall terminate upon any merger involving the Company in which the Company is not the surviving corporation; any sale of all or substantially all of the Company's assets or in the event that Investor is the beneficial owner of less than 6,300,000 shares (including as beneficially owned any shares issuable under the Investor A Warrant, but not the Investor B Warrant).

         Section 8. Headings. The section headings contained in the Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

         Section 9. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, facsimile, mail (registered or certified, postage prepaid, return receipt requested) or recognized express carrier or delivery service to the respective parties as follows:

                           If to the Company, to:

                           Rheometric Scientific, Inc.
                           One Possumtown Road
                           Piscataway, NJ 08854
                           Fax: (732) 560-7451

                           With a copy to:

                           Gibbons, Del Deo, Dolan, Griffinger & Vecchione One Riverfront Plaza
                           Newark, NJ 07102
                           Attention: Jeffrey A. Baumel, Esq.
                           Fax: 973-596-0545

                           if to Investor, to:

                           Andlinger Capital XXVI LLC
                           c/o Andlinger & Company, Inc.
                           303 South Broadway, Suite 229
                           Tarrytown, NY 10591
                           Attention: Stephen A. Magida
                           Fax: 914-332-4977


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                           with a required copy to:

                           Dechert Price & Rhoads
                           30 Rockefeller Plaza
                           New York, NY 10112
                           Attention:  Paul Gluck, Esq.
                           Fax:  212-698-3599

                           If to Axess, to:

                           Axess Corporation
                           100 Interchange Boulevard
                           Newark, DE 19711
                           Attn:  Richard J. Giacco, President
                           Fax: (302) 452-6610


or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

         Section 10. Further Assurances. From time to time on and after the date hereof, the Company and the Stockholders, as the case may be, shall deliver or cause to be delivered to the other party hereto such further documents and instruments and shall do and cause to be done such further acts as the other party hereto shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure that it is protected in acting hereunder.

         Section  11.   Counterparts.   This   Agreement   may  be  executed  in
counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.


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         IN WITNESS WHEREOF, the Company and the Stockholders have executed this
Agreement, or have caused this Agreement to be executed by duly authorized officers, as of the day and year first above written.


                                         RHEOMETRIC SCIENTIFIC, INC.



                                         By /s/ Richard J. Giacco
                                            ------------------------------------
                                            Name:  Richard J. Giacco
                                            Title:  Vice President


                                         ANDLINGER CAPITAL XXVI LLC



                                         By /s/ Merrick G. Andlinger
                                            ------------------------------------
                                            Name:  Merrick G. Andlinger
                                            Title:  Authorized Signatory


                                         AXESS CORP.



                                         By /s/ Richard J. Giacco
                                            ------------------------------------
                                            Name:  Richard J. Giacco
                                            Title:  President